UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2007

Alliant Energy Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-9894	39-1380265
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4902 North Biltmore Lane, Madison, Wisconsin	53718
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (608) 458-3311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

        On December 20, 2007, Interstate Power and Light Company (“IPL”), a subsidiary of Alliant Energy Corporation (the “Company”), completed the previously announced sale (the “Divestiture”) of its electric transmission assets to ITC Midwest LLC (“ITC Midwest”). The Divestiture was effected pursuant to the terms of an Asset Sale Agreement, dated as of January 18, 2007, by and between IPL and ITC Midwest (the “ASA”). ITC Midwest is a wholly-owned subsidiary of ITC Holdings Corp.

        Under the terms of the ASA, ITC Midwest acquired IPL’s transmission assets at 34.5-kilovolts and higher located in Iowa, Minnesota and Illinois, including transmission lines, transmission substations, land rights, contracts, permits and equipment. The cash purchase price for the assets sold by IPL in the Divestiture was $783.1 million. The purchase price is subject to several post-closing adjustments as described in the ASA. In addition to the cash purchase price and as part of the Divestiture, ITC Midwest assumed specified liabilities relating to IPL’s transmission assets and transmission business.

        The foregoing description of the Divestiture is qualified in its entirety by reference to the ASA, a copy of which is incorporated by reference as Exhibit 2.1 hereto, and incorporated by reference herein. There are representations and warranties contained in the ASA that were made by the parties to each other as of specific dates. The assertions embodied in these representations and warranties were made solely for purposes of the ASA and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to shareowners or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Based upon the foregoing reasons, no person should rely on the representations and warranties as statements of factual information.

        The required pro forma condensed consolidated financial information of the Company giving effect to the Divestiture is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Pro Forma Financial Information. Included in Exhibit 99.1 to this Current Report on Form 8-K is the following unaudited pro forma condensed consolidated financial information of the Company giving effect to the Divestiture:

1.	Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of September 30, 2007.

2.	Unaudited Pro Forma Condensed Consolidated Statements of Income of the Company for the Nine Months Ended September 30, 2007 and Year Ended December 31, 2006.

3.	Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(2.1)	Asset Sale Agreement, dated as of January 18, 2007, by and between Interstate Power and Light Company and ITC Midwest LLC [incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated January 18, 2007]

(99.1)	Unaudited Pro Forma Condensed Consolidated Financial Information of the Company reflecting the Divestiture

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2007	ALLIANT ENERGY CORPORATION
By: /s/ Thomas L. Hanson
Thomas L. Hanson
Vice President-Controller and
Chief Accounting Officer

ALLIANT ENERGY CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated December 20, 2007

Exhibit Number

(2.1)	Asset Sale Agreement, dated as of January 18, 2007, by and between Interstate Power and Light Company and ITC Midwest LLC* [incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated January 18, 2007]
(99.1)	Unaudited Pro Forma Condensed Consolidated Financial Information of the Company reflecting the Divestiture

*	All schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedules and exhibits to the Securities and Exchange Commission upon request.

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